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                                                                    EXHIBIT 10.W



               AMENDMENT NO. 8 TO THE LOAN AND SECURITY AGREEMENT


        AMENDMENT NO. 8 to the Loan and Security Agreement dated as of May 15, 2001 ("Amendment No. 8") by and between NAPCO SECURITY SYSTEMS, INC., a New York corporation having a place of business at 333 Bayview Avenue, Amityville, New York 11701 (the "Debtor") and HSBC BANK USA F/K/A MARINE MIDLAND BANK, having a place of business at 534 Broad Hollow Road, Melville, New York 11747 (the "Secured Party").

                              W I T N E S S E T H :

        WHEREAS, as of May 12, 1997, Debtor and Secured Party had entered into a certain loan and security agreement, as amended by amendment no. 1 to the loan and security agreement dated as of May 28, 1998, as amended by amendment no. 2 to the loan and security agreement dated as of June 30, 1999, as amended by amendment no. 3 to the loan and security agreement dated as of February 9, 2000, as amended by amendment no.4 to the loan and security agreement dated as of July 27, 2000, as amended by amendment no. 5 to the loan and security agreement dated as of September 22, 2000, as amended by amendment no. 6 to the loan and security agreement dated as of November 22, 2000, as amended by amendment no. 7 to the loan and security agreement dated as of February 14, 2001 as may be amended from time to time (the "Agreement");

        WHEREAS, the Debtor has requested that the Secured Party increase the Borrowing Capacity, extend the Termination Date, and modify the Variable Rate Option, and the Secured Party has agreed to do so, in the manner set forth below, provided however, that, among other things, Debtor execute this Amendment No. 8.

        NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

               1. The definition of "Borrowing Capacity" contained in Section
1.1. of the Agreement is hereby amended to read in its entirety as follows:

               BORROWING CAPACITY means, at the time of computation, $18,000,000.

               2. The definition of "Consolidated Subsidiary" contained in
Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:


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               CONSOLIDATED SUBSIDIARY means Alarm Lock Systems, Inc. ("Alarm"),
               NAPCO Security Systems International, Inc. ("NAPCO International"), NAPCO/Alarm Lock Grupo Internacional, S.A. ("NAPCO/Alarm Lock"), Continental Instruments LLC, f/k/a Continental Instruments Systems, LLC ("Continental Systems"), NAPCO Group Europe Limited ("NAPCO Europe"), and any other corporation of which at least 50% of the voting stock is owned by Debtor directly, or indirectly, through one or more Consolidated Subsidiaries, and any other limited liability company of which at least 50% of the membership interest is owned by Debtor directly, or indirectly, through one or more Consolidated Subsidiaries, and each of their respective successors and/or assigns.

               3. The definition of "Debt Service Coverage Ratio" contained in
Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:

               DEBT SERVICE COVERAGE RATIO means earnings before interest, taxes, depreciation and amortization, less distributions, all divided by prior period current portion of long term debt plus interest expense.

               4. The definition of "Revolving Credit Note" or "Note" contained in Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:

               REVOLVING CREDIT NOTE or NOTE means, individually, jointly, severally, and collectively, the revolving credit note #1 dated May 12, 1997, in the aggregate sum not to exceed $1,000,000, as modified and reaffirmed as of the date hereof, as the same may be further extended, amended, reaffirmed and/or otherwise modified from time to time ("Note #1") and the revolving credit note # 2 dated May 12, 1997, in the original aggregate sum not to exceed $15,000,000, as increased (so that such note is in the aggregate sum not to exceed $17,000,000, otherwise modified and reaffirmed as of the date hereof, as the same may be further extended, amended, reaffirmed and/or otherwise modified from time to time("Note #2").


               5. The definition of "Termination Date" contained in Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:



               TERMINATION DATE shall mean the earlier to occur of (a) July 1, 2004, or, if such day shall not be a Business Day, the next succeeding Business Day, or (b) upon the occurrence of an Event of Default.

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               6. The definition of "Transaction Documents" contained in Section
1.1. of the Agreement is hereby amended to read in its entirety as follows:



               TRANSACTION DOCUMENTS means, individually, jointly, severally and collectively, the Agreement (including all amendments to date, including this Amendment No. 7) and all documents, instruments, notes and agreements by Debtor, Continental Systems or any other Third Party or any Responsible Party in favor of Secured Party, whether in existence now or hereinafter created, executed and delivered to Secured Party, as the same may be extended, re-executed, modified or otherwise amended from time to time, including, without limitation, the Term Loan Note, the Continental Term Loan Note, the Note, collateral documents, letter of credit agreements, notes, acceptance credit agreements, security agreements, pledges, guaranties, mortgages, title insurance, assignments, and subordination agreements required to be executed by Debtor, Continental Systems any other Third Party, or any Responsible Party pursuant hereto or in connection herewith, or in connection with a letter of credit application and reimbursement agreement, each dated as of May 12, 1997, as may be reaffirmed or restated from time to time, a certain uncommitted trade line established by Secured Party in favor of Debtor to provide for commercial and standby letters of credit, evidenced by, among other documents, a continuing letter of credit agreement, and a continuing indemnity agreement, each dated as of May 12, 1997, as may be re-executed, amended, extended or otherwise modified from time to time, the Term Loan
               Note in the principal sum of $2,500,000.00, as may be extended or otherwise modified from time to time, the Note, the Continental Term Loan Note in the principal sum of $8,250,000, that certain ISDA master agreement dated as of July 27, 2000 by and between Continental Systems and Secured Party, inclusive of all schedules thereto, as the same may be modified from time to time (the "Master Agreement") and all such other mortgages, security agreements, guaranties and other documents as may be executed and delivered to Secured Party to evidence, guaranty and secure the Continental Term Loan Note, and the obligations thereunder, as may be extended or otherwise modified from time to time, and uncommitted line of credit facility to be used by Debtor to finance certain acquisitions, as may be executed and delivered to Secured Party from time to time to evidence and secure the obligations under such facilities pursuant to the terms that the Secured Party shall request, and all other documents, agreements, reaffirmations, certificates and resolutions related thereto, and amendments or supplements thereto, all such other agreements, resolutions, certificates, resolutions and opinion letters executed and/or issued as a condition precedent to or in connection with the Agreement, the


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               Term Loan Note, Note, the Continental Term Loan Note, and all
               such other documents, agreements, and instruments delivered hereunder or as a supplement or amendment thereto or as Secured Party may reasonably require from time to time in order to evidence, guaranty and/or secure any and all indebtedness of Debtor and/or Continental Systems, as the case may be, to Secured Party or to create, perfect, continue the perfection or protect the Secured Party's security interest in the Collateral or any of the other collateral specified in the other Transaction Documents.

               7. The definition of "Variable Rate Option" contained in Section
1.1. of the Agreement is hereby amended to read in its entirety as follows:

               VARIABLE RATE OPTION means a fluctuating annual rate equal to the Prime Rate minus 1/4 of 1%.

               8. The definition "EBIDTA" shall be added to Section 1.1. of the Agreement and shall read as follows:

                  EBIDTA means earnings before interest, taxes, depreciation and amortization.

               9. The definition "Funded Debt" shall be added to Section 1.1. of the Agreement and shall read as follows:

                  FUNDED DEBT means all interest bearing debt.

               10. Section 7.3. of the Agreement is hereby amended in its entirety to read as follows:

                  PROMISE TO PAY FEES. Debtor promises to pay to Secured Party monthly, on the first day of each calendar month, an unused fee equal to one quarter of one percent (.25%) of $18,000,000. less the aggregate principal balance of all Advances outstanding during the calendar month just ended under the Revolving Credit Facility.

               11. Section 9.26. of the Agreement is hereby amended in its entirety to read as follows:

                      (a) The Debtor and its Consolidated Subsidiaries shall
               maintain, on a consolidated basis, a ratio of Total Liabilities to Tangible Net Worth of not greater than (to be tested quarterly based upon the financial statements required to be presented to Secured Party pursuant to Section 9.1. hereof):

                      during the period commencing as of the date hereof through the fiscal year ending June 30, 2001, and thereafter while any Indebtedness remains outstanding, 1.50 to 1.

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                      (b) The Debtor and its Consolidated Subsidiaries shall
               maintain, on a consolidated basis, a minimum Tangible Net Worth (to be tested quarterly based upon the financial statements required to be presented to Secured Party pursuant to Section
               9.1. hereof) of not less than:

                      (i) during the period commencing as of the date hereof through June 29, 2001, $21,000,000, and

                      (ii) during the period commencing on June 30, 2001 through June 29, 2002, $24,500,000, and

                      (iii) during the period commencing on June 30, 2002 through June 29, 2003, $27,000,000, and

                      (iv) during the period commencing on June 30, 2003 through June 29, 2004, and thereafter while any Indebtedness remains outstanding, $30,000,000.

                      (c) At all times, Debtor and its Consolidated Subsidiaries shall maintain, on a consolidated basis, a ratio of Current Assets to Current Liabilities, to be tested each fiscal quarter end of each fiscal year, based upon the financial statements required to be presented to Secured Party pursuant to Section
               9.1. hereof:

                      (i) of not less than 3.50 to 1 from the date hereof through the fiscal year ending June 30, 2001, and

                      (ii) of not less than 3.75 to 1 from July 1, 2001 through the fiscal year ending June 30, 2002, and

                      (iv) of not less than 4.00 to 1 from July 1, 2002 through the fiscal year ending June 30, 2003, and thereafter while any Indebtedness remains outstanding.

                      (d) Debtor and its Consolidated Subsidiaries shall
               maintain, on a consolidated basis, a minimum Debt Service Coverage Ratio of 1.25 to 1, to be tested at the end of each fiscal year, based upon the financial statements required to be presented to Secured Party pursuant to Section 9.1. hereof.


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                      (e) At all times, Debtor and its Consolidated Subsidiaries shall maintain, on a consolidated basis, a ratio of the aggregate of cash plus total Receivables to Current Liabilities, to be tested each fiscal quarter end of each fiscal year, based upon the financial statements required to be presented to Secured
               Party pursuant to Section 9.1. hereof:

                           from the date hereof through the fiscal year ending
                      June 30, 2001, and thereafter while any Indebtedness remains outstanding, of not less than 1.25 to 1.

                      (f) During any fiscal year, the Debtor and its
               Consolidated Subsidiaries shall not cause Capital Expenditures of Debtor and its Consolidated Subsidiaries to exceed, on a combined basis, $1,250,000 per fiscal year.

                      (g) The Debtor and its Consolidated Subsidiaries shall
               maintain, on a consolidated basis, a ratio of Funded Debt to EBIDTA (to be tested quarterly, on a rolling four quarter basis, based upon the financial statements required to be presented to Secured Party pursuant to Section 9.1 hereof):

                      (i) of not greater than 4.00 to 1 from the date hereof through the period ending June 29, 2002, and

                      (ii) of not greater than 3.00 to 1 from June 30, 2002 through the period ending June 29, 2003, and

                      (iii) of not greater than 2.00 to 1 from June 30, 2003 through the period ending June 29, 2004, and thereafter while any Indebtedness remains outstanding.

                      (h) At all times while any Indebtedness remains
               outstanding, the Debtor and its Consolidated Subsidiaries shall maintain, on a consolidated basis, not less than fifty (50%) of the value of all of their identifiable assets (as disclosed in the 10K statement) in the United States, to be tested annually, at each fiscal year end.

               The above ratios of this Section 9.26. are being calculated assuming that in the last year of the Agreement; and Advances under the Revolving Credit Facility are viewed as long term debt, unless there is an event of default which is continuing under the Revolving Credit Facility.

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        12. As an inducement to the Bank extending and modifying the Revolving
Credit Facility, and modifying the provisions of the Agreement and other Transaction Documents pursuant to the terms hereof, Debtor represents and warrants to Secured Party that, as of the date of execution of this Amendment No. 8, (i) the representations and warranties set forth in Article 4 of the Agreement and the representations and warranties of Debtor and any Third Party set forth in the other Transaction Documents to which any is a party are true and correct in all respects, (ii) no event has occurred and is continuing which constitutes an "Event of Default" under any of the Transaction Documents (as "Event of Default" is defined in each of those Transaction Documents"), (iii) Debtor is in compliance with the covenants set forth in Articles 9 and 10 of the Agreement, (iv) Debtor has paid the Commitment Fee of $36,000, (v) Debtor will pay Secured Party's reasonable legal fees and disbursements thereof, and (vi) Debtor will deliver such corporate resolutions and opinions of counsel as Secured Party may reasonably request.

        13. Debtor represents and warrants to Secured Party that there are no offsets, defenses or counterclaims to the payment of the Indebtedness owing Secured Party, including the Advances, and to the continuing general security interest in the Collateral granted to Secured Party by Debtor as security for payment of the Indebtedness, as fully described in the Agreement.

        14. Except as modified herein, all other provisions of the Agreement and the other Transaction Documents remain unmodified and are in full force and effect.

        15. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

        16. This Amendment No. 8 shall be governed by the laws of the State of New York.

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 8 to the Loan and Security Agreement as of the day and year first above written.

                                    HSBC BANK USA F/K/A MARINE MIDLAND BANK

                                    By: /s/ Roger Coleman
                                       -------------------
                                         Roger Coleman, Vice President


                                    NAPCO SECURITY SYSTEMS, INC.

                                    By: /s/ Kevin S. Buchel
                                       -------------------
                                         Kevin S. Buchel, Senior Vice President

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STATE OF NEW YORK   )
                    ) SS:
COUNTY OF SUFFOLK   )

On this 15th day of May, 2001, before me, the undersigned, a Notary Public in and for said State, personally came ROGER COLEMAN, personally known to me or proved to me on the basis of satisfactory evidence to be the person, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or entity upon behalf of which the person acted executed the instrument.


                                            /s/
                                            -----------------------------------
                                            Notary Public

STATE OF NEW YORK   )
                    ) SS:
COUNTY OF SUFFOLK   )

On this 15th day of May, 2001, before me, the undersigned, a Notary Public in and for said State, personally came KEVIN BUCHEL personally known to me or proved to me on the basis of satisfactory evidence to be the person, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or entity upon behalf of which the person acted executed the instrument.


                                            /s/
                                            -----------------------------------
                                            Notary Public



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